Exhibit 24.1

                                  POWER OF ATTORNEY
                                  -----------------

               KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of RJR NABISCO HOLDINGS CORP., a Delaware corporation (the "Company"), do hereby make, constitute and appoint Jo-Ann Ford, Joan E. Gmora and Lawrence R. Ricciardi, and each of them, attorneys-in-fact and agents of the undersigned with full power and authority of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned the Registration Statement on Form S-3 relating to the registration and offering of shares of common stock of the Company by Borden, Inc., and any and all pre-effective and post-effective amendments or supplements to the foregoing Registration Statement and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with Securities and Exchange Commission, and with each exchange on which any class of securities of the Company is registered, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Company to effectuate the intents and purposes hereof, and the undersigned hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, each of the undersigned has subscribed his or her name, this 2nd day of February, 1995.


          /s/ Charles M. Harper         Chairman of the Board and Chief
          ----------------------
          Charles M. Harper             Executive Officer, Director


          /s/ Stephen R. Wilson         Executive Vice President and Chief
          ----------------------
          Stephen R. Wilson             Financial Officer


          /s/ Robert S. Roath           Senior Vice Present and Controller
          ----------------------
          Robert S. Roath


                                        Director
          ----------------------
          John T. Chain, Jr.

          /s/ Julius L. Chambers        Director
          ----------------------
          Julius L. Chambers


          /s/ John L. Clendenin         Director
          ----------------------
          John L. Clendenin


                                        Director
          ----------------------
          James H. Greene, Jr.


          /s/ H. John Greeniaus         Director
          ----------------------
          H. John Greeniaus


                                        Director
          ----------------------
          James W. Johnston


          /s/ Henry R. Kravis           Director
          ----------------------
          Henry R. Kravis


          /s/ John G. Medlin, Jr.       Director
          -----------------------
          John G. Medlin, Jr.


                                        Director
          ------------------------
          Paul E. Raether


          /s/Lawrence R. Ricciardi      Director
          ------------------------
          Lawrence R. Ricciardi


                                        Director
          -----------------------
          Rozanne L. Ridgway


          /s/ Clifton S. Robbins        Director
          -----------------------
          Clifton S. Robbins


          /s/ George R. Roberts         Director
          -----------------------
          George R. Roberts


          /s/ Scott M. Stuart           Director
          -----------------------
          Scott M. Stuart


          /s/ Michael T. Tokarz         Director
          -----------------------
          Michael T. Tokarz